SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             April 22, 2004

CLICK COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	36-4088644
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Randolph Drive, 52nd Floor Chicago, Illinois 60601	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(312) 482-9006

N/A

(Former name or former address, if changed since last report)

ITEM 2.                                                     Acquisition or Disposition of Assets.

On April 21, 2004, Click Commerce, Inc. (the “Company”) completed its acquisition of the operating assets of Webridge, Inc. (“Webridge”), a privately-held Delaware corporation based in Beaverton, Oregon.  Pursuant to the Asset Purchase Agreement, dated as of March 17, 2004 and amended March 30, 2004, by and among the Company, Click West Coast Corp, a wholly-owned subsidiary of the Company incorporated in Delaware, Click-Webridge, Inc., a newly-formed indirect, wholly-owned subsidiary of the Company incorporated in Delaware, and Webridge, Inc. (the “Purchase Agreement”), Click-Webridge, Inc. purchased substantially all of the operating assets of Webridge.  The Company acquired the operating assets of Webridge, Inc., based on a valuation of Webridge as a going-concern, for consideration consisting of 615,303 shares of Click Commerce, Inc. common stock, including certain shares used for working capital adjustments.

The summary of the transaction described above is qualified by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein, and Amendment No. 1 to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.2 and incorporated by reference herein.

ITEM 7.                                                     Financial Statements and Exhibits.

                                                (a)                                  Financial Statements of Business Acquired.

As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by an amendment to this Current Report on Form 8-K no later than July 5, 2004.

                                                (b)                                 Pro Forma Financial Information.

As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by an amendment to this Current Report on Form 8-K no later than July 5, 2004.

                                                (c)                                  Exhibits.

Exhibit Number	Description

2.1	Purchase Agreement, dated March 17, 2004

2.2	Amendment No. 1 to Purchase Agreement, dated March 30, 2004

Item 12.                                                    Results of Operations and Financial Condition

                                                                                                The information under this item 12 in this Form 8-K is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.  The information under this item 12 in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for the purposes of

Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                                                                                On April 22, 2004, Click Commerce, Inc. issued a press release announcing financial results for the quarter ended March 31, 2004.  A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2004

CLICK COMMERCE, INC.

By:	/s/ Michael W. Nelson
Michael W. Nelson